POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 1998 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature                                      Date

/s/ GERALD H. LIPKIN                           February 16, 1999
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Gerald H. Lipkin, Chairman, President,
Chief Executive Officer and Director


/s/ PETER SOUTHWAY                             February 16, 1999
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Peter Southway, Vice Chairman and
Director


/s/ ALAN D. ESKOW                              February 16, 1999
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Alan D. Eskow, Senior Vice President,
Controller and Corporate Secretary


/s/ ANDREW B. ABRAMSON                         February 16, 1999
----------------------------------------
Andrew A. Abramson, Director


/s/ PAMELA BRONANDER                           February 16, 1999
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Pamela Bronander, Director


/s/ JOSEPH COCCIA, JR.                         February 16, 1999
----------------------------------------
Joseph Coccia, Jr., Director

/s/ HAROLD P. COOK, III                        February 16, 1999
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Harold P. Cook, III, Director


/s/ AUSTIN C. DRUKKER                          February 16, 1999
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Austin C. Drukker, Director


/s/ WILLARD L. HEDDEN                          February 16, 1999
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Willard L. Hedden, Director


/s/ GRAHAM O. JONES                           February 16, 1999
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Graham O. Jones, Director


/s/ WALTER H. JONES, III                       February 16, 1999
----------------------------------------
Walter H. Jones, III, Director


/s/ GERALD KORDE                               February 16, 1999
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Gerald Korde, Director


/s/ JOLEEN J. MARTIN                           February 16, 1999
----------------------------------------
Joleen J. Martin, Director


/s/ ROBERT E. McENTEE                          February 16, 1999
----------------------------------------
Robert E. McEntee, Director


/s/ SAM P. PINYUH                              February 16, 1999
----------------------------------------
Sam P. Pinyuh, Director


/s/ ROBERT RACHESKY                            February 16, 1999
----------------------------------------
Robert Rachesky, Director


/s/ BARNETT RUKIN                              February 16, 1999
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Barnett Rukin, Director


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

/s/ RICHARD F. TICE                            February 16, 1999
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Richard F. Tice, Director


/s/ LEONARD J. VORCHEIMER                      February 16, 1999
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Leonard J. Vorcheimer, Director


/s/ JOSEPH L. VOZZA                            February 16, 1999
----------------------------------------
Joseph L. Vozza, Director


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